Balance Sheets (Unaudited for November 30, 2012) (USD $)	Nov. 30, 2012	May 31, 2012
ASSETS
Cash	$ 5,045	$ 25,088
Total Assets	5,045	25,088
Current Liabilities
Officer Loan	1,302	1,302
Total Liabilities	1,302	1,302
Stockholders' Equity
Common stock	4,767	4,767
Additional Paid-in Capital	47,566	47,566
Accumulated Deficit	(48,590)	(28,547)
Total Stockholders' Equity	3,743	23,786
Total Liabilities and Stockholders' Equity	$ 5,045	$ 25,088